Exhibit 99.1

PlusAI, a Leader in Physical AI Pioneering AI-Based Virtual Driver Software For Factory-Built Autonomous Trucks, to Become Publicly Listed Through Business Combination with Texas Ventures Acquisition III Corp

●	Transaction values PlusAI at approximately $800 million pre-money equity value
●	Transaction potentially brings up to approximately $300 million in capital between $60+ million of fully committed financing and the Texas Ventures Acquisition III Corp trust of approximately $236 million, to support PlusAI’s execution of its commercialization roadmap
●	HyperFoundry™, PlusAI’s integrated software development platform to develop and validate autonomous and Physical AI systems, has generated $25 million of revenue, and PlusAI is targeting an aggregate of $40-50 million of contracted revenue in 2026.
●	SuperDrive™, PlusAI’s Level 4 autonomous driving system for commercial trucks, is being deployed with autonomous fleet trials; Estimated opportunity is $1B+ ARR at scale
●	Capital-efficient, OEM-led software model enables scalable deployment and global expansion with PlusAI’s partners, including TRATON, Hyundai and IVECO
●	Positioned to address the $1.7 trillion trucking market with a recurring Driver-as-a-Service model
●	Transaction expected to support PlusAI’s commercialization roadmap, including continued OEM integration and targeted 2027 commercial launch of factory-built autonomous trucks

SANTA CLARA, CA and NEW YORK, NY — September 3, 2026 — Plus Automation, Inc. (“PlusAI”), a global physical AI company pioneering AI-based virtual driver software for factory-built autonomous trucks, and Texas Ventures Acquisition III Corp (Nasdaq: TVA, TVACU, TVACW) (“Texas Ventures III”), a special purpose acquisition company with financial backing from funds managed by Yorkville Advisors Global, LP (“Yorkville Advisors”), a global asset manager that has completed transactions valued at over $9 billion since its founding in 2001, announced today that they have entered into a definitive business combination agreement. Upon closing of the transaction, the combined company will operate as PlusAI.

The transaction comes as PlusAI enters a period of accelerating commercial momentum. PlusAI is actively operating autonomous freight routes in Texas with Ryder and International and is working with global truck manufacturers, including TRATON, Hyundai and IVECO, to advance its commercial launch of factory-built autonomous trucks integrated with SuperDrive™ targeted for 2027. PlusAI has generated $25 million of revenue through its HyperFoundry platform, and is targeting an aggregate of $40–50 million of contracted revenue in 2026.

David Liu, Co-Founder and CEO of PlusAI, said, “This transaction validates a year of significant execution and operational milestones for PlusAI. We are operating autonomous freight routes in Texas today, expanding our OEM partnerships, and successfully monetizing the proprietary data, models and simulation capabilities we have built over the past decade. HyperFoundry is generating revenue today while SuperDrive advances toward commercial launch in 2027. We believe this combination of near-term revenue, a capital-efficient software business model, and a clear path to large-scale autonomous trucking deployment uniquely positions PlusAI for long-term growth.”

Troy Rillo, CEO of Texas Ventures III, said, “PlusAI is a leader in autonomy and is positioned to provide one of the leading solutions to make autonomous trucking a commercial reality. PlusAI pairs real revenue today with a credible path to large-scale deployment, while remaining highly disciplined and capital-efficient. Our conviction is reflected in the capital we are committing alongside the transaction. We are excited to partner with David and the team to bring PlusAI to the public markets.”

PlusAI: A Compelling Physical AI Investment Opportunity

Revenue Today, Autonomy Tomorrow: HyperFoundry monetizes proprietary Physical AI assets today, with $25 million of revenue year-to-date and a target of $40–50 million of contracted revenue for full-year 2026, while SuperDrive provides long-term upside through a recurring Driver-as-a-Service model targeted for commercial launch in 2027.

Proven Autonomous Driving Technology Operating in Commercial Freight Today: SuperDrive is already transporting freight in commercial operations in Texas with Ryder and International, providing real-world validation and operational data.

Capital-Efficient, OEM-Led Commercialization: PlusAI partners with TRATON, Hyundai and IVECO to deploy factory-built autonomous trucks through existing manufacturing, sales and service channels.

Addressing a Massive Market Opportunity: Autonomous trucking addresses driver shortages, rising labor costs and increasing freight demand while improving utilization and fleet profitability.

Disciplined Execution and AI-Native Cost Structure: PlusAI operates as a software-first company with an AI-native operating model and disciplined expense structure.

Transaction Structure and Strategic Alignment

The transaction, which values PlusAI at an $800 million pre-money equity value, is supported by up to approximately $300 million of capital through $60+ million of fully committed financing, including a significant capital commitment from funds managed by Yorkville Advisors, alongside new and existing investors, and the Texas Ventures Acquisition III trust of approximately $236 million. This committed financing will satisfy the minimum cash condition to close the transaction under the definitive business combination agreement, and is expected to provide PlusAI with capital to execute its commercialization roadmap and fund PlusAI through 2027. This structure substantially reduces transaction execution risk and positions PlusAI to remain focused on OEM integration, commercial milestones and the targeted 2027 commercial launch of factory-built autonomous trucks integrated with SuperDrive.

Existing PlusAI stockholders, the Texas Ventures III sponsor and insiders will be subject to lock-up agreements following the closing of the transaction. The transaction has been unanimously approved by the boards of both PlusAI and Texas Ventures III and is expected to close in 2026, subject to customary closing conditions. Upon closing, the combined company will continue to operate as PlusAI.

Conference Call and Webcast Information

Management of PlusAI and Texas Ventures III will host an investor conference call to discuss the proposed transaction and review an investor presentation at 7:00am ET on September 3, 2026. Interested investors may access a recording of the conference call by visiting https://plus.ai/investors.

Additional Information About the Proposed Transaction and Where to Find It

Additional information about the transaction, including a copy of the business combination agreement, will be filed by Texas Ventures III in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”). The proposed transaction will be submitted to shareholders of Texas Ventures III for their consideration. Texas Ventures III intends to file a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements for the vote by Texas Ventures’ III shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to PlusAI’s shareholders in connection with the completion of the proposed transaction. Before making any voting or investment decision, Texas Ventures III and PlusAI shareholders are advised to read these documents when they become available. Shareholders may, once available, obtain a copy of the proxy statements, prospectus and other documents filed in connection with the proposed transaction by Texas Ventures III with the SEC, without charge, at the SEC’s website at www.sec.gov or by providing a written request to Texas Ventures III at 1012 Springfield Avenue, Mountainside, New Jersey 07092.

Advisors

Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is serving as exclusive financial advisor, lead capital markets advisor, and sole placement agent to PlusAI. Wilson Sonsini Goodrich & Rosati, P.C., is serving as legal advisor to PlusAI. DLA Piper LLP (US) is serving as legal advisor to Texas Ventures Acquisition III Corp. Lowenstein Sandler LLP is serving as legal counsel to Cohen & Company Capital Markets.

About PlusAI

PlusAI is a global physical AI company pioneering AI-based virtual driver software for factory-built autonomous trucks. Its SuperDrive™ and HyperFoundry™ solutions accelerate the scalable development and deployment of autonomous vehicles. Headquartered in Silicon Valley with operations in the United States and Europe, PlusAI was named one of Fast Company’s World’s Most Innovative Companies. PlusAI is working with global commercial vehicle makers and ecosystem partners including TRATON GROUP’s Scania, MAN, and International brands, Hyundai Motor Company, Iveco Group, NVIDIA, Ryder, Bosch, DSV, and Goodyear to bring next-generation autonomous trucks to market.

About Texas Ventures Acquisition III Corp

Texas Ventures Acquisition III Corp is a special purpose acquisition company incorporated under the laws of the Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It may pursue an acquisition opportunity in any business, industry or geographical location.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or future financial or operating performance and can be identified by the use of words such as “may,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “expect,” “potential,” “plan,” “seek,” or “continue” or the negative of these words or other similar terms or expressions related to expectations, strategy, plans or intentions. Forward-looking statements include: statements regarding the amount of capital that will remain in trust at closing; projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding the value of autonomous driving solutions; projections of development and commercialization costs and timelines; expectations regarding PlusAI’s ability to execute its business model and the expected financial benefits of such model; expectations regarding PlusAI’s ability to attract, retain, and expand its customer base; PlusAI’s deployment of its HyperFoundry and SuperDrive platforms and the revenue to be generated from such platforms; PlusAI’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; development of favorable regulations and government incentives affecting PlusAI’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for PlusAI to increase in value.

These forward-looking statements should not be relied upon as predictions of future events. Such forward-looking statements have been based on current expectations and projections about future events and trends that may affect Texas Ventures III’s and PlusAI’s business, operating results, financial condition and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including: that PlusAI is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; PlusAI’s historical net losses and limited operating history; PlusAI’s expectations regarding future financial performance, capital requirements and unit economics; PlusAI’s use and reporting of business and operational metrics; PlusAI’s competitive landscape; PlusAI’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of PlusAI’s business plans and the potential need for additional future financing; PlusAI’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; PlusAI’s reliance on strategic partners and other third parties; PlusAI’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Texas Ventures III could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against PlusAI or Texas Ventures III; failure to realize the anticipated benefits of the proposed transaction; the ability of Texas Ventures III or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Texas Ventures III’s filings with the SEC.

Moreover, PlusAI operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible to predict all risks and uncertainties that could have an impact on these forward-looking statements. There can be no assurance that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.

In addition, the forward-looking statements reflect the beliefs and opinions of Texas Ventures III’s and PlusAI’s management on the relevant subject. These statements are based upon information available as of the date of this press release, and while they believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such forward-looking statements should not be read to indicate that either Texas Ventures III or PlusAI have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These forward-looking statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Texas Ventures III is not an investment in any of its founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Texas Ventures III, which may differ materially from the performance of its founders’ or sponsors’ past investments.

Participants in the Solicitation

Texas Ventures III, PlusAI, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Texas Ventures III’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Texas Ventures III’s shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when filed by Texas Ventures III with the SEC. You can find more information about Texas Ventures III’s directors and executive officers in Texas Ventures III’s prospectus related to its initial public offering filed with the SEC on April 23, 2025 and its most recent Annual Report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Media Contacts

PlusAI: Lauren Kwan, pr@plus.ai

Investor Relations Contacts

PlusAI: Derrick Nueman, ir@plus.ai